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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 August 14, 2002

                          PATINA OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                     1-14344            75-2629477
  -----------------------------------    --------------    ------------------
    (State or other jurisdiction of       (Commission        (IRS Employer
     incorporation or organization)       File Number)     Identification No.)

            1625 Broadway
           Denver, Colorado                                  80202
  ------------------------------------              ----------------------
    (Address of principal executive                       (zip code)
               offices)

        Registrant's telephone number, including area code (303) 389-3600

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ITEM  9.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

         On August 14, 2002, the Registrant filed its Second Quarter Form 10-Q, which filing was accompanied by certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibit 99.1 and are hereby furnished pursuant to Item 9. The certifications were made subject the re-audit of the three year period ended December 31, 2001 as disclosed in the Form 10-Q and the possibility that adjustments for the years being re-audited could have an impact on the Registrant's reported financial statements for the three months ended June 30, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PATINA OIL & GAS CORPORATION

                                    By:  /s/    DAVID J. KORNDER
                                         ------------------------------------
                                         David J. Kornder
                                         Chief Financial Officer


Date: August 14, 2002

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                                  EXHIBIT INDEX

   Exhibit Number       Item
---------------------   --------------------------------------------------------

        99.1 Certification of Chief Executive Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                        Certification of Chief Financial Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.